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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 13, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           UNIFAB INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           LOUISIANA                     0-29416                  72-1382998
(STATE OR OTHER JURISDICTION OF        (COMMISSION              (IRS EMPLOYER
         INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


                                 5007 PORT ROAD
                           NEW IBERIA, LOUISIANA 70560
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (337) 367-8291
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Ernst & Young LLP ("E&Y"), the accounting firm that has been the independent auditor of UNIFAB International, Inc. (the "Company") since its initial public offering in 1997, has resigned from its engagement with the Company, effective August 15, 2002. E&Y notified the Company of its resignation on August 13, 2002.

         In its report on the Company's audited financial statements for the year ended December 31, 2001, E&Y modified its audit opinion by noting that there was substantial doubt about the Company's ability to continue as a going concern through the 2002 fiscal year. This modification was the only qualification or modification expressed by E&Y in its audit opinions during its five-year engagement as the Company's independent auditor. During the five-year period of this engagement, the Company did not have any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (a)     No financial statements are filed with this report.

 (b)     No pro forma financial information is filed with this report.

 (c)     Exhibits.

         16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated August 16, 2002.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    By: /s/ Allen C. Porter, Jr.
                                        ----------------------------------------
                                        Allen C. Porter, Jr.
                                        President and Chief Executive Officer

Dated:  August 16, 2002